Investor Presentation EXHIBIT 99.1

Information For Investors And Shareholders
This presentation contains forward-looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue,"
"believes," "expects," "anticipates" or similar expressions identify forward-looking statements.  Readers are advised not to place undue reliance on these forward-looking statements as they are influenced by certain risk factors and unpredictable events.
The foregoing contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.
These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,”
“opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-looking statements involve certain risks and uncertainties.
Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to those factors disclosed in Valley’s Current Report on Form 8-K filed on April 22,
2010 and our Annual Report on Form 10-K for the year ended December 31, 2009.
Valley disclaims any obligation to update or revise forward-looking statements for any reason.

Valley National Bank Today
About Valley
• Regional Bank Holding Company
• Approximately $14.5 Billion in
Assets
• Headquartered in Wayne, New
Jersey
• 36
th
Largest United States
Chartered Commercial Bank
–
Largest Commercial Bank
Headquartered in New Jersey
• Operates 201 Branches in 135
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
• Traded on the NYSE (VLY)
Significant Attributes
• Consistent Shareholder Returns
• Focus on Credit Quality
• Conservative Strategies
• Affluent and Heavily Populated
Footprint
• Strong Customer Service
• Experienced Senior and Executive
Management

Operating Approach
•
Large Bank that Operates and Feels Like a Small Closely Held
Company
•
Large percentage of retail ownership
– Long term investment approach
– Focus on cash and stock dividends
•
Large insider ownership, family members, retired employees
and retired directors
•
Market Cap of $2.6 Billion
•
Approximately 200 institutional holders
Source: Bloomberg as of 1/29/10

Sussex
Passaic
Bergen
Warren
Morris
Essex
Union
Somerset
Middlesex
Monmouth

Valley National Bank

Footprint & Demographics
Valley’s Emerging NJ Market
Valley’s Core NJ Market
Branches Under Construction
Current Branches
Valley’s Core New Jersey Market
• Total Market Deposits - $106.9 billion
• Market Average Deposits per Branch $76.0 million
• Valley Branches – 134
• Valley’s Market Share – 6.63%
Valley’s Emerging New Jersey Market
• Total Market Deposits - $64.3 billion
• Market Average Deposits per Branch $68.2 million
• Existing Valley Branches – 38
• Branches Under Construction – 3
• Valley’s Market Share – 1.59%
Headquarters
$245 billion $73,077 8.8 million NJ Total
$74 billion $61,436 2.9 million Balance of NJ Marketplace
$171 billion $78,074 5.9 million Valley’s NJ Marketplace
Total Market
Deposits
Median HH
Income
Population Region
Valley’s NJ Marketplace
Demographic Data from SNL Financial Inc. as of 6/2009
Valley Branch data as of 3/31/2010

Footprint & Demographics
Valley’s Emerging Manhattan Market
• Total Market Deposits - $418.3 billion
• Market Average Deposits per Branch $621.6 million
• Existing Valley Branches – 16
• Valley’s Market Share – 0.28%
Valley’s Emerging Queens Market
• Total Market Deposits - $41.3 billion
• Market Average Deposits per Branch $96.3 million
• Existing Valley Branches – 5
• Valley’s Market Share – 0.17%
Valley’s Emerging Brooklyn/Kings Market
• Total Market Deposits - $34.1 billion
• Market Average Deposits per Branch $99.6 million
• Existing Valley Branches – 8
• Branches Under Construction - 1
• Valley’s Market Share – 0.58%
$288 billion $52,640 13.0 million Balance of NY Marketplace
$781 billion $52,893 19.5 million NY Total
$493 billion $57,864 6.5 million Valley’s NY Marketplace
Total Market
Deposits
Median HH
Income
Population Region
Valley’s Emerging NYC Markets
Branches Under Construction
Current Branches
Valley’s NY Marketplace
Demographic Data from SNL Financial Inc. as of 6/2009
Valley Branch data as of 3/31/2010

Valley’s 1Q 2010 Highlights
FDIC-assisted Transactions
Acquired Manhattan-based LibertyPointe Bank and The Park Avenue Bank from the FDIC as receiver and benefitted from two loss-sharing agreements with the FDIC
Acquired combined deposits of $654 million and certain assets totaling approximately $692 million, before purchase accounting adjustments
Credit Quality
Total 30+ day delinquencies were 1.68% of entire loan portfolio
Out of approximately 22,000 residential mortgages and home equity loans only 216 loans were past due 30 days or more at March 31, 2010
Net charge-offs were only $11.0 million or 0.47% of average total loans on an annualized basis
Total non-performing loans were only 0.96% of total loans compared to 0.98% last quarter
Net Income
1Q net income available to common shareholders was $27.4 million
Net interest margin on a tax equivalent basis increased 18 basis points to 3.65% compared to the previous quarter
$3.3 million non-cash charge on change in fair value of Valley’s junior subordinated debt ($0.01 Diluted EPS)
Capital
Continued strong capital ratios
Tangible Common Equity to Risk-Weighted Assets of 8.65%
Tier I Ratio of 10.54%
Tier II Ratio of 12.46%

Asset and Loan Composition
Other Assets*
8%
Covered Loans
3%
Intangible
Assets 2%
Cash 3%
Securities 21%
Non-Covered
Loans 63%
Total Assets = $14.5 Billion
As of 3/31/10
Commercial
Real Estate
38%
Residential
Mortgages
21%
Commercial
Loans 19%
Construction
Loans 5%
Auto Loans
10%
Other
Consumer
7%
Non-Covered Loans (Gross) = $9.1 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated to be less than the current market value.

Total Commercial Real Estate - $3.4 Billion
As of 3/31/10
46% 1% 24 Other
2%
3%
6%
7%
11%
11%
13%
21%
25%
% of
Total
58%
52%
50%
61%
45%
49%
54%
53%
50%
Average
LTV
367 Mixed Use
361 Apartments
439 Office
717 Industrial
858 Retail
69 Land Loans
88 Residential
213 Specialty
233 Healthcare
$ Amount
(Millions)
Primary Property
Type
Diversified Commercial Real Estate Portfolio
25%
21%
13%
11%
11%
7%
6%
3%
2%
1%
-Average LTV based on current balances and original appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $392 million in construction loans.
(Non-Convered
Loans)

27%
22%
18%
12%
6%
5%
4%
4%
2%
Total Retail Property Types - $858 Million
43% 4% Entertainment Facilities
51% 5% Food Establishments
2%
4%
6%
12%
18%
22%
27%
% of
Total
52%
51%
32%
52%
55%
51%
49%
Average
LTV
Auto Dealership
Multi-Tenanted - No Anchor
Single Tenant
Multi-Tenanted - Anchor
Retail Property Type
Auto Servicing
Private Education Facilities
Private & Public Clubs
As of 3/31/10
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and original appraised value
-The chart above does not include construction loans.
(Non-Convered
Loans)

As of 3/31/10
14%
13%
8%
4%
4%
3%
2% 1% 1%
50%
Construction Loan Composition
Total Non-Covered Construction Loans - $392 Million
1% 5 Industrial
1% 6 Specialty
2% 9 Healthcare
3% 11 Apartments
4% 12 Office
4% 17 Other
8% 32 Retail
13% 51 Land Loans
14% 56 Mixed Use
50% 193 Residential
% of
Total
$ Amount
(Millions)
Primary Property Type
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s
SEC and bank regulatory reports.

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010

Valley National Bank

Loan Quality  1992 – 1Q 2010
Source – FDIC
Recession
Total Loan Portfolio
Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010

Loan Quality  1992 – 1Q 2010
Recession
Residential Mortgages
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q 2010

Valley National Bank

Loan Quality  1992 – 1Q 2010
Valley’s elevated levels between 1993 and 1997 are mainly attributable to acquisitions.
Source – FDIC
Recession
Home Equity
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Valley's Non-Current Loans to Total Loans FDIC Insured Banks Non-Current Loans to Total Loans
Valley Net Charge-offs to Average Loans FDIC Insured BanksNet Charge-offs to Average Loans

0.17%
0.50%
0.54%
1.20%
0.01%
0.28%
0.04%
0.97%
0.31%
0.90%
0.04%
0.16%
0.03%
0.31%
0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40%
Net Charge-offs to Average Loans (%)
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Peer Group
0.47%
0.52%
0.49%
1.06%
0.00%
1.16%
0.39%
2.88%
1.14%
1.44%
0.06%
0.36%
0.11%
0.30%
0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%
Net Charge-offs to Average Loans (%) Annualized
Total Loans
Consumer
Home Equity
Construction &
Development
Commercial Loans
Commercial Real
Estate
1-4 Family
Valley
Net Charge-offs to Average Loans
Source - SNL Financial As of 04/26/10
Peer group consists of banks with total assets between $3 billion and $50 billion.
2003 - 2009
2010 1Q

Investment Portfolio
Investment Portfolio
Corporate Debt
Private Label MBS
Other
US Treasury
State, County & Municipals
Trust Preferred
GSE MBS (FNMA/FHLMC)
GSE MBS (GNMA)
Investment Types
$3.1 Billion $3.0 Billion
18% 3%
5% 4%
7% 5%
0% 8%
7% 9%
12% 13%
49% 28%
3% 30%
2007 2009
As of 3/31/10 and 12/31/07

Securities by Investment Grade
•
AAA Rated 69%
•
AA Rated 5%
•
A Rated 6%
•
BBB Rated 6%
•
Non Investment Grade 4%
•
Not Rated 10%
As of 3/31/10
AAA Rated
Not Rated
Non-investment
grade
A Rated
AA Rated
BBB Rated

Deposits and Borrowings Composition
Total Deposits
74%
Other
Liabilities 3%
Short-term
Borrowings 1%
Long-term
Borrowings
22%
Total Liabilities = $13.2 Billion
As of 3/31/10
Savings
42%
Non-
Interest
Bearing
25%
Time
Deposits
33%
Total Deposits = $9.8 Billion

Equity Composition / Ratios*
Tangible
Common
Equity 69%
Other Equity
3%
Trust Preferred
13%
Sub-debt 7%
LL Reserve 8%
Total Tier II Equity = $1.3 Billion
As of 3/31/10
$5.76
$7.83
8.18%
12.46%
10.54%
8.65%
6.55%
As Reported
Tangible Book Value
Book Value
Leverage
Tier II
Tier I
Tangible Common Equity /
Risk-Weighted Assets
Tangible Common Equity /
Tangible Assets
Capital Ratios
As Reported
Unrealized gain on facilities owned of approximately $200 million over book, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 25.

Shareholder Returns
Historical Financial Data (1) (Dollars in millions, except for share data)
3/2010 14,474 $    27.4 $       $0.17 0.77% 8.72% $0.18 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.64 0.81 8.64 0.72 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.64 0.69 8.74 0.73 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.10 1.25 16.43 0.74 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.15 1.33 17.24 0.70 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.17 1.39 19.17 0.69 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.16 1.51 22.77 0.66 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.15 1.63 24.21 0.63 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.12 1.78 23.59 0.60 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.94 1.68 19.70 0.56 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.90 1.72 20.28 0.53 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.85 1.75 18.35 0.50 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.82 1.82 18.47 0.45 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.75 1.67 18.88 0.40 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.66 1.47 17.23 0.35 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.60 1.40 16.60 0.34 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.66 1.60 20.03 0.32 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.65 1.62 21.42 0.26 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.50 1.36 19.17 0.22 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.37 1.29 15.40 0.21
1990 2,149         28.6          0.33 1.44 14.54 0.21
Year End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
(1)  All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $1.6 million,
$4.0 million, $49.9 million, and $10.4 million, net of tax benefit, for Q1 2010, 2009, 2008, and 2007, respectively.

$- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010* Dividend Per Common Share Dividend Growth Per Share *2010 Dividend Annualized

For More Information
– Log onto our web site:   www.valleynationalbank.com
– E-mail requests to:   dgrenz@valleynationalbank.com
– Call Shareholder Relations at: (973) 305-3380
– Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
– Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP Disclosure Reconciliations
($ in Thousands)
8.65% TCE / RWA
6.55% TCE / TA
Ratios
$926,522 Total Tangible Shareholders’ Equity
(332,730)
Less: Goodwill & Other Intangible
Assets
$1,259,252 Total Equity
$10,710,868 Risk Weighted Assets
$4,141,066 Total Tangible Assets
(332,730)
Less: Goodwill & Other Intangible
Assets
$14,473,796 Total Assets
As Reported
*All data as of 3/31/10
$5.76 Tangible Book Value
$926,522 Tangible Shareholder’s Equity
(332,730)
Less: Goodwill and Other Intangible
Assets
- Less: Preferred Stock
$1,259,252 Shareholders’ Equity
160,805,450 Common Shares Outstanding
As Reported